UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2003

SEABULK INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28732 (Commission File Number)	65-0966399 (I.R.S. Employer Identification Number)

2200 Eller Drive, P.O. Box 13038 Ft. Lauderdale, Florida Address of principal executive offices)	33316 (Zip Code)

(954) 523-2200
(Registrants’ telephone number, including area code)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits.

Exhibit Number	Description of Document

99.1	Press Release dated November 14, 2003

     Exhibit 99.1 and the information included in it shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, except if the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 12. Results of Operations and Financial Condition

     On November 14, 2003, Seabulk International, Inc. issued a press release announcing its results of operations for the three months ended September 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     This information, including the Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, except if the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABULK INTERNATIONAL, INC.

By: /s/ Alan R. Twaits

Name: Alan R. Twaits Title: Senior Vice President, General Counsel and Secretary

November 14, 2003

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INDEX TO EXHIBITS

Exhibit Number	Description of Document

99.1	Press Release dated November 14, 2003

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